Annual Fund Operating Expenses - Reserve - Invesco STIC Prime Portfolio - Reserve Class	Dec. 18, 2020
Operating Expenses:
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	0.87%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	1.13%
Fee Waiver and/or Expense Reimbursement	0.08%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%

[1]	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Reserve Class shares to 1.05%, of the Fund's average daily net assets (the “expense limit”). Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.